Exhibit 10.2

FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (hereinafter referred to as the “Amendment”) dated as of February 20, 2008, by and among EXCO RESOURCES, INC. (“Borrower”), CERTAIN SUBSIDIARIES OF BORROWER, as Guarantors (the “Guarantors”), the LENDERS party hereto (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as Administrative Agent (“Administrative Agent”).  Unless the context otherwise requires or unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, Borrower, Guarantors, Administrative Agent and Lenders have entered into that certain Second Amended and Restated Credit Agreement dated as of May 2, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, in connection with (i) the acquisition by EXCO Appalachia, Inc. (“EXCO Appalachia”) of certain oil and gas properties pursuant to that certain Asset Purchase Agreement, dated as of December 7, 2007 (the “Purchase Agreement”), among certain Persons, as sellers, and EXCO Appalachia, as buyer (the “Appalachia Purchase”) and (ii) the merger of EXCO Appalachia with and into North Coast Energy, Inc. (“North Coast”), Borrower has requested that (x) the Administrative Agent and the Lenders amend the Credit Agreement to increase the Maximum Facility Amount and (y) the Lenders increase the Borrowing Base;

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Guarantors, Administrative Agent and the Lenders hereby agree as follows:

SECTION 1.  Amendments to Credit Agreement.  Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 3 hereof, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.

1.1          Amended Definitions.  Section 1.01 of the Credit Agreement shall be and it hereby is amended by amending and restating the following definitions to read in its entirety as follows:

“Adjusted LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

“Maximum Facility Amount” means $1,175,000,000.

1.2          Redetermined Borrowing Base.  This Amendment shall constitute a notice of the redetermination of the Borrowing Base pursuant to Section 3.04 of the Credit Agreement and

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Administrative Agent hereby notifies Borrower that, as of the effective date of this Amendment, the Borrowing Base as of such date and until but not including the next Redetermination Date, is $1,200,000,000.

1.3          Notices.  Subclause (ii) of Section 11.01(a) shall be and it hereby is amended in its entirety to read as follows:

(ii)          if to the Administrative Agent or Issuing Bank, to JPMorgan Chase Bank, N.A., JPMorgan Loan Services, 21 South Clark St., 19th Floor, Chicago, Illinois 60603-2003, Telecopy No.: (312) 385-7096, Attention: Claudia Kech, with a copy to JPMorgan Chase Bank, N.A., 2200 Ross Avenue, 3rd Floor, TX1-2448, Dallas, Texas 75201, Telecopy No. (214) 965-3280, Attention:  Wm. Mark Cranmer, Senior Vice President;

1.4          Amendment to Schedule 2.01.  Schedule 2.01 to the Credit Agreement shall be and it hereby is amended in its entirety by substituting Schedule 2.01 attached hereto.

SECTION 2.  New Lenders and Reallocation of Commitments and Loans.  The Lenders have agreed among themselves to reallocate their respective Commitments and to, among other things, allow certain financial institutions identified by J.P. Morgan Securities, Inc., in its capacity as Lead Arranger, in consultation with the Borrower, to become a party to the Credit Agreement as a Lender (each, a “New Lender”) by acquiring an interest in the Aggregate Commitment, and Administrative Agent and the Borrower hereby consent to such reallocation and each New Lender’s acquisition of an interest in the Aggregate Commitment.  On the date this Amendment becomes effective and after giving effect to such reallocation of the Aggregate Commitment, the Commitment of each Lender shall be as set forth on Schedule 2.01 of this Amendment.  With respect to such reallocation, each New Lender shall be deemed to have acquired the Commitment allocated to it from each of the other Lenders pursuant to the terms of the Assignment and Assumption attached as Exhibit A to the Credit Agreement as if such New Lender and the other Lenders had executed an Assignment and Assumption with respect to such allocation.  The Borrower and Administrative Agent hereby consent to such assignment to the New Lenders.

SECTION 3.  Conditions.  The amendments to the Credit Agreement contained in Section 1 of this Amendment, including the redetermination of the Borrowing Base as set forth in Section 1.2 of this Amendment and the assignments and reallocations contained in Section 2 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 3.

3.1          Execution and Delivery.  Each Credit Party, each Lender and the Administrative Agent shall have executed and delivered this Amendment.

3.2          Consummation of Asset Purchase.  EXCO Appalachia shall have consummated the Appalachia Purchase in accordance with the Purchase Agreement without waiver or amendment of any material term thereof not otherwise consented to by the Administrative Agent.

3.3          North Coast Merger.  The Borrower shall have delivered to the Administrative Agent evidence reasonably satisfactory to the Administrative Agent that promptly following the consummation of the Appalachia Purchase, and in any event within two (2) Business Days

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thereafter, EXCO Appalachia will merge with and into North Coast and North Coast, as the surviving entity of such merger, will comply with the requirements of Sections 6.09 and 6.10 of the Credit Agreement.

3.4          No Default.  No Default shall have occurred and be continuing.

3.5          Fees.  The Borrower shall have paid to the Administrative Agent for the benefit of the Lenders, an upfront fee in an amount equal to (i) 0.20% on the actual allocation of the increase in the Aggregate Commitment allocated to any Lender, including any New Lender, that committed to less than $40,000,000 of such increase in the Aggregate Commitment, plus (ii) 0.35% on the actual allocation of the increase in the Aggregate Commitment allocated to any Lender, including any New Lender, that committed to $40,000,000 or more of such increase in the Aggregate Commitment, in each case with respect to each of the foregoing clauses (i) and (ii), respectively, to be shared pro rata among the Lenders based on their respective increases in the Commitment.

3.6          Other Documents.  The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Administrative Agent.

SECTION 4.  Representations and Warranties of Borrower.  To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:

4.1          Reaffirmation of Representations and Warranties/Further Assurances.  After giving effect to the amendments herein, each representation and warranty of such Credit Party contained in the Credit Agreement or in any other Loan Document is true and correct in all material respects on the date hereof (except to the extent such representations and warranties relate solely to an earlier date).

4.2          Corporate Authority; No Conflicts.  The execution, delivery and performance by such Credit Party of this Amendment and all documents, instruments and agreements contemplated herein are within such Credit Party’s corporate or other organizational powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon such Credit Party or result in the creation or imposition of any Lien upon any of the assets of such Credit Party except for Liens permitted under Section 7.02 of the Credit Agreement.

4.3          Enforceability.  This Amendment constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

SECTION 5.  Miscellaneous.

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5.1          Reaffirmation of Loan Documents and Liens.  Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect.  Each Credit Party hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.

5.2          Parties in Interest.  All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

5.3          Legal Expenses.  Each Credit Party hereby agrees to pay all reasonable fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

5.4          Counterparts.  This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  However, this Amendment shall bind no party until each Credit Party, the Lenders (or at least the required percentage thereof), and the Administrative Agent have executed a counterpart.  Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

5.5          Complete Agreement.  THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

5.6          Headings.  The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have caused this First Amendment to Second Amended and Restated Credit Agreement to be duly executed as of the date first above written.

BORROWER:

EXCO RESOURCES, INC.

By:	/s/ J. Douglas Ramsey
Name: J. Douglas Ramsey, Ph.D.
Title: Vice President and Chief Financial Officer

Address for Notices:

EXCO Resources, Inc.
12377 Merit Drive, Suite 1700
Dallas, Texas 75251
Facsimile No. 214-368-2087
Attn:	Douglas H. Miller
Chief Executive Officer

and

Attn:	J. Douglas Ramsey
Chief Financial Officer

GUARANTORS:

NORTH COAST ENERGY, INC.
NORTH COAST ENERGY EASTERN, INC.
POWER GAS MARKETING & TRANSMISSION, INC.
EXCO SERVICES, INC.

By:	/s/ J. Douglas Ramsey
Name: J. Douglas Ramsey, Ph.D.
Title:	Vice President and Chief Financial Officer
for each of the Credit Parties listed above

JPMORGAN CHASE BANK, N.A., as a Lender and as Administrative Agent,

By:	/s/ Wm. Mark Cranmer
Name:	Wm. Mark Cranmer
Title:	Senior Vice President

UBS LOAN FINANCE LLC as a Lender

By:	/s/ David B. Julie
Name:	David B. Julie
Title:	Associate Director
Banking Products Services, US

By:	/s/ Iga H. Disa
Name:	Iga H. Disa
Title:	Associate Director Banking Products Services, US

TORONTO DOMINION (TEXAS) LLC as a Lender

By:	/s/ Ian Murray
Name:	Ian Murray
Title:	Authorized Signatory

CREDIT SUISSE, CAYMAN ISLANDS BRANCH as a Lender

By:	/s/ Vanessa Gomez
Name:	Vanessa Gomez
Title:	Director

By:	/s/ Morenikeji Ajayi
Name:	Morenikeji Ajayi
Title:	Associate

LEHMAN BROTHERS COMMERCIAL BANK as a Lender

By:	/s/ George Janes
Name:	George Janes
Title:	Chief Credit Officer

BNP PARIBAS as a Lender

By:	/s/ David Dodd
Name:	David Dodd
Title:	Managing Director

By:	/s/ Richard Hawthorne
Name:	Richard Hawthorne
Title:	Vice President

KEYBANK N.A. as a Lender

By:	/s/ Keven D. Smith
Name:	Keven D. Smith
Title:	Senior Vice President

MORGAN STANLEY SENIOR FUNDING, INC. as a Lender

By:	/s/ Daniel Twenge
Name:	Daniel Twenge
Title:	Vice President

NATIXIS as a Lender

By:	/s/ Donovan C. Broussard
Name:	Donovan C. Broussard
Title:	Managing Director

By:	/s/ Liana Tchernysheva
Name:	Liana Tchernysheva
Title:	Director

ROYAL BANK OF CANADA as a Lender

By:	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

THE ROYAL BANK OF SCOTLAND PLC as a Lender

By:	/s/ Mark Lumpkin, Jr
Name:	Mark Lumpkin, Jr
Title:	Vice President

SOCIETE GENERALE as a Lender

By:	/s/ Elena Robcine
Name:	Elena Robcine
Title:	Director

STERLING BANK as a Lender

By:	/s/ Jeff A. Forbis
Name:	Jeff A. Forbis
Title:	Sterling Bank

SUNTRUST BANK as a Lender

By:	/s/ James M. Warren
Name:	James M. Warren
Title:	Managing Director

UNION BANK OF CALIFORNIA, N.A. as a Lender

By:	/s/ Doug Gale
Name:	Doug Gale
Title:	Vice President

SCOTIABANC, INC. as a Lender

By:	/s/ R. Blackwood
Name:	R. Blackwood
Title:	Director

WACHOVIA BANK NATIONAL ASSOCIATION as a Lender

By:	/s/ Paul Pritchett
Name:	Paul Pritchett
Title:	Vice President

WELLS FARGO BANK, N.A. as a Lender

By:	/s/ Jason Hicks
Name:	Jason Hicks
Title:	Assistant Vice President

WESTLB AG, NEW YORK BRANCH as a Lender

By:	/s/ Dominick D’Ascoli
Name:	Dominick D’Ascoli
Title:	Director

By:	/s/ Martin C. Livingston
Name:	Martin C. Livingston
Title:	Exective Director

BMO CAPITAL MARKETS FINANCING, INC. as a Lender

By:	/s/ James V. Ducote
Name:	James V. Ducote
Title:	Director

BANK OF SCOTLAND PLC as a Lender

By:	/s/ Karen Welch
Name:	Karen Welch
Title:	Vice President

CITIBANK, N.A. as a Lender

By:	/s/ Ryan Watson
Name:	Ryan Watson
Title:	Vice President

ALLIED IRISH BANKS, P.L.C. as a Lender

By:	/s/ Vaughn Buck
Name:	Vaughn Buck
Title:	Director

By:	/s/ Robert F. Moyle
Name:	Robert F. Moyle
Title:	Senior Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS as a Lender

By:	/s/ Erin Morrissey
Name:	Erin Morrissey
Title:	Vice President

By:	/s/ Susan LaFavre
Name:	Susan LaFavre
Title:	Director

CALYON NEW YORK BRANCH as a Lender

By:	/s/ Tom Byargeon
Name:	Tom Byargeon
Title:	Managing Director

By:	/s/ Sharada Manne
Name:	Sharada Manne
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION as a Lender

By:	/s/ Daria Mahoney
Name:	Daria Mahoney
Title:	Vice President

COMERICA BANK as a Lender

By:	/s/ Peter L. Sefzik
Name:	Peter L. Sefzik
Title:	Vice President

FORTIS CAPITAL CORP. as a Lender

By:	/s/ Michele Jones
Name:	Michele Jones
Title:	Director

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Director

BANK OF AMERICA as a Lender

By:	/s/ Jeffrey H. Rathkamp
Name:	Jeffrey H. Rathkamp
Title:	Managing Director

SUMITOMO MITSUI BANKING CORPORATION as a Lender

By:	/s/ Masakaza Hasegawa
Name:	Masakaza Hasegawa
Title:	Joint General Manager

GOLDMAN SACHS CREDIT PARTNERS, L.P. as a Lender

By:	/s/ Jaime Weisfelner
Name:	Jaime Weisfelner
Title:	Authorized Signatory

By:	/s/ Stephen Scheer
Name:	Stephen Scheer
Title:	Authorized Signatory

MORGAN STANLEY BANK as a Lender

By:	/s/ Daniel Twenge
Name:	Daniel Twenge
Title:	Authorized Signatory

THE BANK OF NOVA SCOTIA as a Lender

By:	/s/ David Mills
Name:	David Mills
Title:	Director

COMPASS BANK as a Lender

By:	/s/ Dorothy Marchand
Name:	Dorothy Marchand
Title:	Senior Vice President